UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 28, 2005
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                          Asbury Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


              5511                                 01-0609375
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      (Commission File Number)           (IRS Employer Identification No.)

      622 Third Avenue, 37th Floor, New York, NY                10017
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       (Address of principal executive offices)               (Zip Code)

                                 (212) 885-2500
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Conditions.

         The registrant issued a press release on July 28, 2005 announcing its financial results for the second quarter and six months ended June 30, 2005, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.01  Regulation FD Disclosure.

         The registrant hereby furnishes the press release identified under
Item 2.02 and attached hereto as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

             Exhibit No.              Description

                99.1                  Press Release dated July 28, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ASBURY AUTOMOTIVE GROUP, INC.



Date:  July 28, 2005            By:    /s/Kenneth B. Gilman
                                       -------------------------------------
                                Name:  Kenneth B. Gilman
                                Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

   99.1           Press Release dated July 28, 2005.